ANCHOR SERIES TRUST
SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 2001


	At the November 29, 2001 meeting of the Board of Trustees (the "Board") of Anchor Series Trust (the "Trust"), the Board approved the liquidation of the HIGH YIELD PORTFOLIO (the "Portfolio") of Anchor Series Trust effective December 21, 2001. The Portfolio is closing due to a consistent decline in the Portfolio's assets over the past year. When assets drop below a critical level, trading within the Portfolio becomes increasingly expensive and can eventually affect performance.



Dated:    November 29, 2001